Exhibit B-12(b)

                             BY-LAWS

                               OF

              ENTERGY POWER DEVELOPMENT CORPORATION

                   EFFECTIVE OCTOBER 28, 1993



                            ARTICLE I

                             Offices

      The  registered office of the Corporation shall be  in  the

City of Wilmington, County of New Castle, State of Delaware.  The

Corporation  also  may have offices at such  other  places,  both within  and without the State of Delaware, as from time  to  time may be designated by the Board of Directors.



                           ARTICLE II

                              Books

     The books and records of the Corporation may be kept (except as  otherwise  provided  by the laws of the  State  of  Delaware)

outside the State of Delaware and at such place or places as from time to time may be designated by the Board of Directors.



                           ARTICLE III

                    Meetings of Stockholders

      Section  1.  Annual  Meetings. Each annual  meeting  of  the stockholders  shall be held (i) at a time fixed by  the  Board  of

Directors,  on  the third Friday in May, if not a  legal  holiday;

(ii)  if  a  legal  holiday, then at the same  time  on  the  next business  day which is not a legal holiday; or (iii) at such  date and  time  during  such calendar year as shall be  stated  in  the notice  of  the  meeting or in a duly executed  waiver  of  notice thereof. The annual meeting of the stockholders shall be  held  at the  principal business office of the Corporation or at such other place or places either within or without the State of Delaware  as may  be  designated by the Board of Directors and  stated  in  the notice  of  the  meeting. At each such meeting,  the  stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may come before the meeting.

      Written  notice  of the time and place designated  for  the annual  meeting of the stockholders of the Corporation  shall  be delivered  personally or mailed to each stockholder  entitled  to vote  thereat not less than ten (10) and not more than sixty (60)

days  prior  to  said meeting, but at any meeting  at  which  all stockholders  shall be present, or of which all stockholders  not present  have waived notice in writing, the giving of  notice  as above  described  may be dispensed with. If mailed,  said  notice shall be directed to each stockholder at his address as the  same appears  on the stock ledger of the Corporation unless  he  shall have  filed  with  the  Secretary of the  Corporation  a  written request  that  notices intended for him be mailed to  some  other address,  in  which  case  it shall  be  mailed  to  the  address designated in such request.

      Section  2.  Special  Meetings.  Special  meetings  of  the stockholders of the Corporation shall be held whenever called  in the  manner  required by the laws of the State  of  Delaware  for purposes as to which there are special statutory provisions,  and

for   such  other  purposes  as  required  or  permitted  by  the

Certificate  of  Incorporation or otherwise, whenever  called  by resolution of the Board of Directors, or by the Chairman  of  the

Board,  the President, or the holders of a majority of the issued and  outstanding  shares of the common stock of the  Corporation.

Any  such  special meeting of stockholders may  be  held  at  the principal  business office of the Corporation or  at  such  other place  or places, either within or without the State of Delaware,

as may be specified in the notice thereof. Business transacted at any  special meeting of stockholders of the Corporation shall  be limited to the purposes stated in the notice thereof.

      Except as otherwise expressly required by the laws  of  the

State  of  Delaware or the Certificate of Incorporation,  written notice  of each special meeting, stating the day, hour and place,

and in general terms the business to be transacted thereat, shall be delivered personally or mailed to each stockholder entitled to vote  thereat not less than ten (10) and not more than sixty (60)

days before the meeting. If mailed, said notice shall be directed to  each  stockholder at his address as the same appears  on  the stock  ledger of the Corporation unless he shall have filed  with the  Secretary of the Corporation a written request that  notices intended  for him be mailed to some other address, in which  case it  shall be mailed to the address designated in said request. At any  special meeting at which all stockholders shall be  present,

or  of  which all stockholders not present have waived notice  in writing, the giving of notice as above described may be dispensed with.

     Section 3. Quorum. At any meeting of the stockholders of the

Corporation, except as otherwise expressly provided by  the  laws of  the  State  of Delaware or the Certificate of  Incorporation,

there must be present, either in person or by proxy, in order  to constitute a quorum, stockholders owning a majority of the issued and  outstanding  shares of the common stock of  the  Corporation entitled  to vote at said meeting. At any meeting of stockholders at which a quorum is not present, the holders of, or proxies for,

a  majority  of  the  common stock which is represented  at  such meeting,  shall have power to adjourn the meeting  from  time  to time,  without  notice other than announcement  at  the  meeting,

until a quorum shall be present or represented. At such adjourned meeting  at  which a quorum shall be present or represented,  any business  may  be transacted which might have been transacted  at the meeting as originally noticed. If the adjournment is for more than  thirty (30) days, or if after the adjournment a new  record date  is  fixed  for  the  adjourned meeting,  a  notice  of  the adjourned  meeting shall be given to each stockholder  of  record entitled to vote at the meeting.

      Section  4.   Voting. Each holder of record of  the  common

stock  of  the  Corporation  shall,  at  every  meeting  of   the

stockholders of the Corporation, be entitled to one (1) vote  for each  share of common stock standing in his name on the books  of the  Corporation, and such votes may be cast either in person  or by  proxy,  appointed by an instrument in writing, subscribed  by such  stockholder or by his duly authorized attorney,  and  filed with  the Secretary before being voted on, but no proxy shall  be voted  after  three  (3) years from its date, unless  said  proxy provides for a longer period. Except as otherwise required by the

laws   of   the   State  of  Delaware  or  the   Certificate   of

Incorporation, the holders of the common stock of the Corporation shall  exclusively possess all voting power for the  election  of

Directors and for all other purposes and are entitled to vote  on each matter to be voted on at a stockholders' meeting.

      The  vote on all elections of Directors and other questions before  the meeting need not be by ballot, except upon demand  by the holders of the majority of the shares of the common stock  of the Corporation present in person or by proxy.

      When a quorum is present at any meeting of the stockholders of  the Corporation, the vote of the holders of a majority of the shares  of  the  common stock of the Corporation and  present  in person  or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, under any  provision  of the laws of the State of Delaware  or  of  the

Certificate  of Incorporation, a different vote is  required,  in which  case such provision shall govern and control the  decision of such question.

      Whenever the vote of the holders of the common stock of the

Corporation at a meeting thereof is required or permitted  to  be taken in connection with any corporate action by any provision of the  laws  of  the  State of Delaware or of  the  Certificate  of

Incorporation,  such  corporate action may  be  taken  without  a meeting, without prior notice and without a vote, if a consent in writing,  setting forth the action so taken, shall be  signed  by the holders of outstanding common stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous  written  consent shall be given to those  stockholders who have not consented thereto in writing.

      Section  5.  List  of  Stockholders.  The  officer  of  the

Corporation  who  shall have charge of the stock  ledger  of  the

Corporation shall prepare and make, at least ten (10) days before

every   meeting  of  stockholders,  a  complete   list   of   the

stockholders  entitled  to  vote at  said  meeting,  arranged  in alphabetical  order and showing the address of  each  stockholder and  the  number  of  shares  registered  in  the  name  of  each stockholder.  Such list shall be open to the examination  of  any stockholder,  for  any  purpose germane to  the  meeting,  during ordinary  business hours for a period of at least ten  (10)  days prior to the meeting, either at a place within the city where the meeting  is  to  be held, which place shall be specified  in  the notice  of  the meeting, or, if not so specified,  at  the  place where  the meeting is to be held. The list also shall be produced and  kept  at the time and place of the meeting during the  whole time  thereof,  and  may be inspected by any stockholder  who  is present.

      Section 6. Organization. The Chairman of the Board  or  the

President, or in their absence, any Vice President, shall call to order  meetings of the stockholders and shall act as chairman  of such  meetings.  The Board of Directors or the  stockholders  may appoint  any  stockholder  or  any Director  or  officer  of  the

Corporation to act as chairman of any meeting in the  absence  of the  Chairman  of the Board, the President and all  of  the  Vice

Presidents.

      The Secretary of the Corporation shall act as secretary  of all  meetings  of  the stockholders, but in the  absence  of  the

Secretary  the presiding officer may appoint any other person  to act as secretary of any meeting.



                           ARTICLE IV

                            Directors

       Section  1.  Powers.  The  business  and  affairs  of  the

Corporation shall be managed by the Board of Directors which  may exercise all such powers and do all such acts and things  as  may be  exercised  or done by the Corporation; subject, nevertheless,

to  the  provisions  of the laws of the State  of  Delaware,  the

Certificate of Incorporation, and any By-Laws from time  to  time passed by the stockholders; provided, however, that no By-Law  so created shall invalidate any prior act of the Directors which was valid in the absence of such By-Law.

      Section  2.  Number of Directors. The number  of  Directors which shall constitute the whole Board shall be not less than one

(I)  nor  more than ten (10). Within such limits, the  number  of

Directors  may  be  fixed  from time  to  time  by  vote  of  the stockholders  or  of the Board of Directors  at  any  regular  or special  meeting.  Directors need not be stockholders.  Directors shall be elected at the annual meeting of the stockholders of the

Corporation, except as herein provided, to serve until  the  next

annual   meeting  of  stockholders  and  until  their  respective

successors are duly elected and have qualified.

       Section  3.  Vacancies.  Vacancies  occurring  among   the

Directors (other than in the case of removal of a Director) shall be filled by a majority vote of the Directors then in office with the  consent  of  the holders of a majority  of  the  issued  and outstanding  common  stock of the Corporation,  or  by  the  sole remaining Director with the consent of the holders of a  majority of the issued and outstanding common stock of the Corporation, or by  resolution duly adopted by the holders of a majority  of  the issued  and  outstanding common stock of the  Corporation,  at  a special meeting held for such purpose, or by action taken in lieu of  such  meeting, or at the next annual meeting of  stockholders following any vacancy.

      Section 4. Removal. At any meeting of stockholders  of  the

Corporation called for the purpose, the holders of a majority  of the  issued  and outstanding shares of the common  stock  of  the

Corporation may remove from office, with or without cause, any or all of the Directors and the successor of any Director so removed shall  be elected by the holders of a majority of the issued  and outstanding common stock of the Corporation at such meeting or at a later meeting.

     Section 5. Meetings. The first meeting of each newly elected

Board of Directors shall be held immediately following the annual meeting  of  stockholders and at the same place at which  regular meetings  of  the Board of Directors are held, or at  such  other time  and place as may be provided by resolution of the Board  of

Directors,  and no notice of such meeting shall be  necessary  to the  newly  elected Directors in order legally  to  constitute  a meeting,  provided a quorum is present. In the  event  that  such first meeting of the newly elected Board of Directors is not held at  the time and place authorized by the foregoing provision, the meeting  may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the  Board  of Directors, or as shall be specified in  a  written waiver signed by all the Directors. Regular meetings of the Board of  Directors may be held without notice at such time and  place,

either  within  or without the State of Delaware, as  shall  from time  to  time  be  determined by resolutions  of  the  Board  of

Directors.  Special  meetings of the Board of  Directors  may  be called  by  the  Chairman of the Board or  by  the  President  on

reasonable notice as provided in these By-Laws, and such meetings shall be held at the principal business office of the Corporation or  at  such other place or places, either within or without  the

State of Delaware, as shall be specified in the notice thereof.

      Section  6.  Quorum.  At  all  meetings  of  the  Board  of

Directors,   the  presence  of  a  majority  of   the   Directors

constituting  the  Board  shall  constitute  a  quorum  for   the

transaction of business. If a quorum shall not be present at  any meeting of the Board of Directors, the Directors present thereat,

by  majority  vote, may adjourn the meeting from  time  to  time,

without notice other than an announcement at the meeting, until a quorum  shall be present. Except as may be otherwise specifically provided by the laws of the State of Delaware, the Certificate of

Incorporation  or  these  By-Laws,  the  affirmative  vote  of  a majority of the Directors present at the time of such vote  shall be the act of the Board of Directors if a quorum is present.

      Section 7. Notice of Meetings. Notice of any meeting of the

Board  of  Directors  requiring notice shall  be  given  to  each

Director by personal delivery or by mail or by telegram,  in  any case  at  least forty-eight (48) hours before the time fixed  for the  meeting.  At  any meeting at which all  Directors  shall  be present, or at which all Directors not present have waived notice in  writing,  the  giving  of notice as above  described  may  be dispensed  with.  Attendance of a Director  at  a  meeting  shall constitute  waiver of notice of such meeting,  except  when  such

Director  attends  such  meeting  for  the  express  purpose   of

objecting,  at the beginning of such meeting, to the  transaction of  any  business because such meeting is not lawfully called  or convened.

     Section 8. Action by Consent. Unless otherwise restricted by the  Certificate  of Incorporation or these By-Laws,  any  action required or permitted to be taken at any meeting of the Board  of

Directors may be taken without a meeting, if all members  of  the

Board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

      Section 9. Telephonic Meetings. Unless otherwise restricted by  the Certificate of Incorporation or these By-Laws, members of the  Board of Directors may participate in a meeting of the Board by  means  of  conference  telephone  or  similar  communications equipment  by  means of which all persons participating  in  such meeting  can  hear  each other, and participation  in  a  meeting pursuant  to  this  Section  9  of Article  IV  shall  constitute presence in person at such meeting.

      Section  10. Resignations. Any Director of the  Corporation

may  resign at any time by giving written notice to the Board  of

Directors or to the Chairman of the Board, the President  or  the

Secretary  of  the Corporation. Any such resignation  shall  take effect  at  the time specified therein, or, if the  time  be  not specified,  upon receipt thereof; and unless otherwise  specified therein, acceptance of such resignation shall not be necessary to make it effective.



                            ARTICLE V

            Executive Committee and Other Committees

      Section 1. Executive Committee. The Board of Directors may,

by  resolution  passed  by  a majority  of  the  whole  Board  of

Directors, appoint an Executive Committee of not less than two or more than five members, to serve during the pleasure of the Board of  Directors, to consist of the Chairman of the Board, and  such additional Director(s) as the Board of Directors may from time to time  designate.  The Chairman of the Board  of  the  Corporation shall be Chairman of the Executive Committee.

      Section 2. Procedure. The Executive Committee shall meet at the call of the Chairman of the Executive Committee or of any two

members.  A  majority  of  the  members  shall  be  necessary  to constitute a quorum and action shall be taken by a majority  vote of those present.

      Section 3. Powers and Reports. During the intervals between the  meetings of the Board of Directors, the Executive  Committee shall  possess and may exercise, to the fullest extent  permitted by  law,  all  the  powers  of  the Board  of  Directors  in  the management  and  direction of the business  and  affairs  of  the

Corporation, and may authorize the seal of the Corporation to  be affixed to all papers which may require it. The taking of  action by  the Executive Committee shall be conclusive evidence that the

Board of Directors was not in session when such action was taken.

The  Executive  Committee  shall  keep  regular  minutes  of  its proceedings  and all action by the Executive Committee  shall  be reported  to the Board of Directors at its meeting next following the  meeting of the Executive Committee and shall be  subject  to revision or alteration by the Board of Directors; provided,  that no  rights of third parties shall be affected by such revision or alteration.

      Section 4. Other Committees. From time to time the Board of

Directors,  by the affirmative vote of a majority  of  the  whole

Board  of Directors, may appoint other committees for any purpose or  purposes, and such committees shall have such powers as shall be  conferred by the resolution of appointment. In the absence or disqualification  of  a  member of any committee  (including  the

Executive  Committee), the member or members thereof  present  at any  meeting and not disqualified from voting, whether or not  he or  they  constitute  a quorum, may unanimously  appoint  another member  of the Board of Directors to act at the meeting in  place of any such absent or disqualified member.



                           ARTICLE VI

                            Officers

     Section 1. Number, Election and Term of Office. The Board of

Directors  may elect a Chairman of the Board, may elect  a  Chief

Executive  Officer and shall elect a President,  a  Secretary,  a

Treasurer,  and in their discretion, one or more Vice Presidents.

The Chief Executive Officer or, if no Chief Executive Officer  is

elected,  the  President shall, subject to the direction  of  the

Board of Directors, have direct charge of and general supervision over  the  business and affairs of the Corporation.  The officers of  the  Corporation shall be elected annually by  the  Board  of

Directors  at  its  meeting  held immediately  after  the  annual meeting  of  the  stockholders (other than the  initial  officers elected  by unanimous consent of the initial Board of Directors),

and  each  shall hold his office until his successor  shall  have been  duly elected and qualified or until he shall have  died  or resigned  or  shall  have been removed by majority  vote  of  the entire Board of Directors.  Any number of offices may be held  by the  same person.  The Board of Directors may from time  to  time appoint  such  other officers and agents as the interest  of  the

Corporation  may require and may fix their duties  and  terms  of office.

      Section 2. Chairman of the Board. The Chairman of the Board

shall be a member of the Board of Directors. He shall preside  at all meetings of the Board of Directors, and shall have such other duties  as from time to time may be assigned to him by the  Board of  Directors,  by the Executive Committee or, if  the  President

shall  have  been  designated  chief  executive  officer  of  the

Corporation, by the President.

     Section 3. President. The President shall perform all duties incident  to the office of a president of a corporation and  such other  duties as from time to time may be assigned to him by  the

Board  of  Directors  or by the Executive Committee,  or  if  the

Chairman  of the Board shall have been designated chief executive officer of the Corporation, by the Chairman of the Board. At  any

time when the office of the Chairman of the Board shall be vacant or  if  the Board of Directors shall not elect a Chairman of  the

Board,  the  President  of the Corporation  shall  be  the  chief executive officer of the Corporation.

      Section 4. Vice Presidents. Each Vice President shall  have such  powers and shall perform such duties and from time to  time may  be  conferred  upon  or assigned to  him  by  the  Board  of

Directors  or as may be delegated to him by the Chairman  of  the

Board (if chief executive officer) or the President.

      Section 5. Secretary. The Secretary shall keep the  minutes of all meetings of the stockholders and of the Board of Directors in books provided for the purpose; shall see that all notices are duly given in accordance with the provisions of the law and these

By-Laws;  shall be custodian of the records and of the  corporate seal  of  the Corporation; shall see that the corporate  seal  is affixed to all documents the execution of which under the seal is duly  authorized, and when the seal is so affixed may attest  the same;  may  sign,  with  the Chairman  of  the  Board  (if  chief

executive   officer),  the  President  or   a   Vice   President,

certificates  of stock of the Corporation; and in general,  shall perform  all  duties incident to the office of a secretary  of  a corporation, and such other duties as from time to  time  may  be assigned  by  the  Chairman  of the  Board  (if  chief  executive officer), the President or the Board of Directors.

      The Secretary shall also keep, or cause to be kept, a stock book,  containing  the  names, alphabetically  arranged,  of  all persons  who  are stockholders of the Corporation, showing  their

places   of  residence,  the  number  of  shares  held  by   them

respectively,  and the time when they respectively became  owners thereof.

     Section 6. Treasurer. The Treasurer shall have charge of and

be   responsible   for  all  funds,  securities,   receipts   and

disbursements of the Corporation, and shall deposit, or cause  to be deposited, in the name of the Corporation, all moneys or other

valuable  effects  in  such  banks,  trust  companies  or   other

depositories  as  shall, from time to time, be  selected  by  the

Board  of Directors or by the Treasurer if so authorized  by  the

Board  of Directors; may endorse for collection on behalf of  the

Corporation,  checks,  notes  and  other  obligations;  may  sign receipts  and  vouchers  for payments made  to  the  Corporation;

singly  or  jointly with another person as the Board of Directors may authorize, may sign checks on the Corporation and pay out and dispose  of the proceeds under the direction of the Board;  shall render  or cause to be rendered to the Chairman of the Board  (if

chief  executive  officer),  the  President  and  the  Board   of

Directors,  whenever  requested,  an  account  of  the  financial condition of the Corporation; may sign, with the Chairman of  the

Board  (if  chief  executive officer), the President  or  a  Vice

President,  certificates  of stock of  the  Corporation;  and  in general, shall perform all the duties incident to the office of a treasurer of a corporation, and such other duties as from time to time  may  be  assigned by the Chairman of the  Board  (if  chief executive officer), the President or the Board of Directors.

      Section 7. Subordinate Officers. The Board of Directors may

appoint  such  assistant  secretaries, assistant  treasurers  and other  subordinate officers as it may deem desirable.  Each  such officer  shall  hold office for such period, have such  authority and  perform such duties as the Board of Directors may prescribe.

The  Board  of  Directors may, from time to time,  authorize  the

chief   executive  officer  to  appoint  and  remove  subordinate

officers and to prescribe the powers and duties thereof.

     Section 8. Transfer of Duties. The Board of Directors in its

absolute  discretion may transfer the power and duties, in  whole or  in  part,  of any officer to any other officer,  or  persons,

notwithstanding  the  provisions  of  these  By-Laws,  except  as otherwise provided by the laws of the State of Delaware.

     Section 9. Vacancies, Absences. If the office of Chairman of the Board, President, Vice President, Secretary or Treasurer,  or

of  any other officer or agent becomes vacant for any reason, the

Board  of  Directors  may,  but is  not  required  to,  choose  a successor to hold office for the remainder of the unexpired term.

Except when the law requires the act of a particular officer, the

Board of Directors whenever necessary may, in the absence of  any officer,  designate  any  other  officer  or  properly  qualified employee,  to perform the duties of the one absent for  the  time being,  and such designated officer or employee shall have,  when so acting, all the powers herein given to such absent officer.

      Section  10.  Removals.  At any meeting  of  the  Board  of

Directors  called for the purpose, any officer or  agent  of  the

Corporation may be removed from office, with or without cause, by the  affirmative  vote  of a majority  of  the  entire  Board  of

Directors.

      Section  11.  Resignations. Any officer  or  agent  of  the

Corporation  may resign at any time by giving written  notice  to the  Board of Directors, the Chairman of the Board, the President

or  the Secretary of the Corporation. Any such resignation  shall take effect at the time specified therein or, if the time is  not specified,  upon receipt thereof; and unless otherwise  specified therein, acceptance of such resignation shall not be necessary to make it effective.

      Section  12.  Compensation of Officers. The officers  shall receive such salary or compensation as may be determined  by  the affirmative  vote of the majority of the Board of  Directors.  No

officer  shall  be  prevented  from  receiving  such  salary   or

compensation by reason of the fact that he is also a Director  of the Corporation.



                           ARTICLE VII

                   Contracts, Checks and Notes

      Unless  the Board of Directors shall otherwise specifically direct,  all  contracts, checks, drafts, bills  of  exchange  and promissory notes and other negotiable instruments of the  Corpora tion  shall  be  executed in the name of the Corporation  by  the

Chairman of the Board, the President, a Vice President, Secretary

or  Treasurer or any officer as may be designated by the Board of

Directors.



                          ARTICLE VIII

                          Capital Stock

      Section  1.  Certificates of Stock.  The  certificates  for shares of the stock of the Corporation shall be in such form, not inconsistent with the Certificate of Incorporation, as  shall  be prepared  or approved by the Board of Directors. Every holder  of stock  in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation, by the Chairman  of the  Board (if chief executive officer), the President or a  Vice

President,  and by the Treasurer or the Secretary certifying  the number  of  shares  owned by him and the date of  issue;  and  no certificate  shall  be valid unless so signed.  All  certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued.

      All signatures on the certificate may be facsimile. In case any  officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased  to  be  such officer, transfer agent or registrar  before such  certificate is issued, it may be issued by the  Corporation with  the same effect as if he were such officer, transfer  agent or registrar at the date of issue.

      Section  2.  Transfer  of  Stock.  Upon  surrender  to  the

Corporation  or  the  transfer agent  of  the  Corporation  of  a certificate  for  shares duly endorsed or accompanied  by  proper evidence of succession, assignment or authority to transfer,  the

Corporation shall issue a new certificate to the person  entitled thereto,  cancel  the old certificate and record the  transaction upon its books.

     Section 3. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares  of stock  as the holder in fact thereof and, accordingly, shall  not be  bound  to  recognize  any equitable or  other  claim  to,  or interest  in,  such  share or shares on the  part  of  any  other person,  whether  or not it shall have express  or  other  notice thereof,  save as expressly provided by the laws of the State  of

Delaware.

       Section  4.  Lost  Certificates  Any  person  claiming   a

certificate  of  stock  to  be lost or destroyed  shall  make  an affidavit  or affirmation of the fact and advertise the  same  in such  manner as the Board of Directors may require, and the Board of  Directors, in its discretion, may require the  owner  of  the lost  or  destroyed certificate, or his legal representative,  to give  the Corporation a bond in a sum sufficient, in the  opinion of  the  Board of Directors, to indemnify the Corporation against any  claim that may be made against it on account of the  alleged loss of any such certificate. A new certificate of the same tenor and  for the same number of shares as the one alleged to be  lost or  destroyed may be issued without requiring any bond  when,  in the judgment of the Directors, it is proper so to do.

      Section  5.  Record Date In order that the Corporation  may determine  the stockholders entitled to notice of or to  vote  at any  meeting  of stockholders or any adjournment thereof,  or  to express consent to corporate action in writing without a meeting,

or  to  receive payment of any dividend or other distribution  or allotment of any rights, or to exercise any rights in respect  of any change, conversion or exchange of stock or for the purpose of any  other  lawful  action, the Board of Directors  may  fix,  in advance,  a record date, which shall not be more than sixty  (60)

nor  less than ten (10) days before the date of such meeting, nor

more  than  sixty  (60)  days  prior  to  any  other  action.   A

determination of stockholders of record entitled to notice of  or to  vote  at  a  meeting  of  stockholders  shall  apply  to  any adjournment of the meeting; provided, however, that the Board  of

Directors may fix a new record date for the adjourned meeting.



                           ARTICLE IX

                            Dividends

      Dividends upon the common stock of the Corporation  may  be declared  by  the  Board of Directors at any regular  or  special meeting,  pursuant  to law. Dividends may be  paid  in  cash,  in property,  or  in shares of the common stock of the  Corporation,

subject to the provisions of the Certificate of Incorporation.

      Before payment of any dividend, there may be set aside  out of any funds of the Corporation available for dividends such sums as the Directors from time to time, in their absolute discretion,

think  proper as a reserve or reserves to meet contingencies,  or for  equalizing  dividends, or for repairing or  maintaining  any property  of  the Corporation, or for such other purpose  as  the

Directors   shall  think  conducive  to  the  interest   of   the

Corporation,  and  the Directors may modify or abolish  any  such reserve in the manner in which it was created.



                            ARTICLE X

                        Waiver of Notice

      Whenever  any notice whatever is required to  be  given  by

statute   or   under  the  provisions  of  the   Certificate   of

Incorporation  or  these  By-Laws, a waiver  thereof  in  writing signed  by the person or persons entitled to said notice, whether before  or  after  the time stated therein, shall  be  equivalent thereto,  unless  expressly provided otherwise in  such  statute,

Certificate of Incorporation or these By-Laws.

                           ARTICLE XI

                              Seal

      The  corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization and  the  words "Corporate Seal, Delaware", or shall be  in  such other form as the Board of Directors may prescribe.



                           ARTICLE XII

                           Fiscal Year

     The fiscal year of the Corporation shall be the calendar

year.



                          ARTICLE XIII


            Indemnification; Advancement of Expenses;
            Insurance and Other Funding Arrangements
      Section 1. Mandatory Indemnification - Third Party Actions.

The  Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed  action, suit or proceeding ("Action"), whether  civil,

criminal,  administrative or investigative (other than an  Action by or in the right of the Corporation) by reason of the fact that he  is or was a Director, officer or employee of the Corporation,

or  is  or  was  serving at the request of the Corporation  as  a

Director,   officer   or   employee   of   another   corporation,

partnership,  joint  venture, trust or other enterprise,  against

expenses  (including  attorneys'  fees),  judgments,  fines   and

amounts  paid in settlement actually and reasonable  incurred  by him  in connection with such Action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best  interests  of  the Corporation, and, with  respect  to  any criminal  Action, had no reasonable cause to believe his  conduct was  unlawful. The termination of any Action by judgment,  order,

settlement, conviction, or upon a plea of nolo contendere or  its equivalent, shall not, of itself, create a presumption  that  the person  did  not  act  in good faith and in  a  manner  which  he reasonably believed to be in or not opposed to the best  interest of the Corporation, and, with respect to any criminal Action, had reasonable  cause to believe that his conduct was  unlawful.  The right  to  indemnification under this Section 1 of  Article  XIII shall  be  a  contract right that may be enforced in  any  lawful manner by a person entitled to such Indemnification.

      Section  2. Mandatory Indemnification - Derivative Actions.

The  Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a

Director,  officer or employee of the Corporation, or is  or  was serving at the request of the Corporation as a Director, officer,

or  employee of another corporation, partnership, joint  venture,

trust or other enterprise, against expenses (including attorneys'

fees) actually and reasonably incurred by him in connection  with the  defense  or settlement of such Action if he  acted  in  good faith  and  in a manner he reasonably believed to be  in  or  not opposed to the best interests of the Corporation and except  that no  indemnification under these By-Laws shall be made in  respect of  any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the Court of Chancery of the State of Delaware or the  court in which such Action was brought, shall determine upon application  that, despite the adjudication of liability  but  in view  of all the circumstances of the case, such person is fairly and  reasonably entitled to indemnity for such expenses which the

Court  of  Chancery of the State of Delaware or such other  court shall  deem  proper.  The  right to  indemnification  under  this

Section 2 of Article XIII shall be a contract right that  may  be enforced  in  any  lawful  manner by a person  entitled  to  such indemnification.

      Section 3. Mandatory Indemnification - Successful Party. To

the  extent  that a Director, officer, employee or agent  of  the

Corporation  has  been successful on the merits or  otherwise  in defense  of  any Action referred to in Sections I or  2  of  this

Article  XIII,  or  in  defense of any  claim,  issue  or  matter therein,  he  shall  be indemnified against  expenses  (including attorneys'  fees)  actually and reasonably  incurred  by  him  in connection  therewith.  The right to indemnification  under  this

Section 3 of Article XIII shall be a contract right that  may  be enforced  in  any  lawful  manner by a person  entitled  to  such indemnification.

      Section  4. Permissive Indemnification. Except as otherwise expressly  provided  in  Section 2  of  this  Article  XIII,  the

Corporation may also indemnify any person who is or was  a  party or  is  threatened to be made a party to any Action by reason  of the fact that he is or was a Director, officer, employee or agent of  the  Corporation, or is or was serving at the request of  the

Corporation as a Director, officer, employee or agent of  another

corporation,   partnership,  joint  venture,   trust   or   other

enterprise,  against  all  or  part of  any  expenses  (including attorneys' fees), judgments, fines and amounts paid in settlement actually  and reasonably incurred by him in connection with  such

Action  if  it  shall  be  determined  in  accordance  with   the

applicable procedures set forth in Section 5 that such person  is fairly and reasonably entitled to such indemnification.

       Section  5.  Procedure.  Any  indemnification  under   the

foregoing  provisions of this Article XIII (unless ordered  by  a court) shall be made by the Corporation only as authorized in the specific  case upon a determination that indemnification  of  the

Director,   officer,  employee  or  agent  is   proper   in   the

circumstances  because  he has met the  applicable  standards  of conduct  set  forth  in  Sections 1  or  2,  or  is  entitled  to indemnification  under  Section 4, of  this  Article  XIII.  Such determination  shall be made (i) by the Board of Directors  by  a majority  vote  of  a  quorum, as defined in the  Certificate  of

Incorporation or these By-Laws, consisting of Directors  who  are not or were not parties to any pending or completed Action giving rise to the proposed indemnification, or (ii) if such a quorum is not  obtainable or, even if obtainable, a quorum of disinterested

Directors  so directs, by independent legal counsel in a  written opinion, or (iii) by the stockholders.

      Section 6. Advance Payments. Expenses (including attorneys'

fees)  incurred  or  reasonably expected  to  be  incurred  by  a

Director  or officer of the Corporation in defending  any  Action referred to in Sections I or 2 of this Article XIII shall be paid by  the Corporation in advance of the final determination thereof upon  receipt by the Corporation of his written request  therefor and  his  written  promise  to repay  such  amount  if  it  shall

ultimately  be  determined  that  he  is  not  entitled   to   be

indemnified by the Corporation as authorized or required by  this

Article  XIII. The right of Directors and officers to advancement of  expenses  under this Section 6 of Article  XIII  shall  be  a contract  right that may be enforced in any lawful  manner  by  a

Director or officer of the Corporation. Such expenses incurred by other  employees  and  agents may be paid  upon  such  terms  and conditions, if any, as the Board of Directors deems appropriate.

     Section 7. Provisions Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this

Article  shall  not be deemed exclusive of any  other  rights  to which  any  person  seeking indemnification  and  advancement  of expenses, may be entitled under any law, by-law, agreement,  vote of  stockholders or disinterested Directors or otherwise, both as to  action  in his official capacity and as to action in  another capacity while holding such office, and shall continue  as  to  a person  who  has  ceased to be a Director, officer,  employee  or agent and shall inure to the benefit of the heirs, executors  and administrators of such a person.

      Section  8.  Insurance. The Corporation  may  purchase  and maintain  insurance  on behalf of any person  who  is  or  was  a

Director, officer, employee or agent of the Corporation, or is or was  serving  at  the request of the Corporation as  a  Director,

officer,  employee, or agent of another corporation, partnership,

joint  venture, trust or other enterprise, against any  liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would  have  the  power to indemnify him against  such  liability under the provisions of this Article XIII.

      Section  9.  Other Arrangements. The Corporation  also  may obtain  a  letter  of  credit, act as a  self-insurer,  create  a reserve, trust, escrow, cash collateral or other fund or account,

enter into indemnification agreements, pledge or grant a security interest in any assets or properties of the Corporation,  or  use any other mechanism or arrangement whatsoever in such amounts, at such costs, and upon such other terms and conditions as the Board of  Directors shall deem appropriate for the protection of any or all such persons.

      Section  10.  Severability. If this  Article  XIII  or  any portion hereof shall be invalidated on any ground by any court of competent  jurisdiction, then the Corporation shall  nevertheless indemnify  each person as to whom the Corporation has  agreed  to grant indemnity, as to liabilities and expenses, and amounts paid or  to  be  paid  in settlement with respect to  any  proceeding,

including an action by or in the right of the Corporation, to the full  extent permitted by any applicable portion of this  Article

XIII  that shall not have been invalidated and to the full extent permitted by applicable law.

      Section  11.  Miscellaneous. (a) For the purposes  of  this

Article  XIII,  references  to  "the  Corporation"  include   all

constituent corporations absorbed in a consolidation  or  merger,

as  well  as the resulting or surviving corporation, so that  any person  who is or was a Director, officer, employee or  agent  of such  a  constituent  corporation or is or  was  serving  at  the request  of such constituent corporation as a Director,  officer,

employee  or  agent  of another corporation,  partnership,  joint venture,  trust  or  other enterprise, shall stand  in  the  same position  under the provisions of this Article XIII with  respect to  the resulting or surviving corporation as he would if he  had served  the  resulting  or  surviving  corporation  in  the  same capacity.

      (b) For purposes of this Article XIII, references to "other enterprises" shall include employee benefit plans; references  to

"fines" shall include any excise taxes assessed on a person  with respect  to any employee benefit plan; and references to "serving at  the request of the Corporation" shall include any services as a  Director, officer, employee or agent of the Corporation  which imposes  duties  on,  or  involves services  by,  such  Director,

officer,  employee or agent with respect to an  employee  benefit plan,  its participants or beneficiaries; and a person who  acted in  good  faith in a manner he reasonably believed to be  in  the interest  of  the participants and beneficiaries of  an  employee benefit  plan  shall be deemed to have acted  in  a  manner  "not opposed to the best interests of the Corporation" as referred  to in this Article XIII.

     (c) The indemnification and advancement of expenses provided by,  or  granted  pursuant to, this Article  Xlll  shall,  unless otherwise provided when authorized or ratified, continue as to  a person  who  has  ceased to be a Director, officer,  employee  or agent and shall inure to the benefit of the heirs, executors  and administrators of such a person.



                           ARTICLE XIV

                       General Provisions

      Section  1.  The Chairman of the Board, the President,  any

Vice President or the Treasurer of the Corporation may attend any meeting of the holders of stock or other securities of any  other corporation, any of whose stock or other securities are  held  by the  Corporation,  and cast the votes which  the  Corporation  is entitled  to cast as a stockholder or otherwise at such  meeting,

or  may consent in writing to any action by any such corporation,

and  may  execute  on  behalf of the Corporation  and  under  its corporate  seal,  or  otherwise, such written proxies,  consents,

waivers  or  other  instruments  as  he  may  deem  necessary  or appropriate. Any of the foregoing acts or functions may  also  be performed  by any one or more of such persons as shall from  time to  time  be authorized by the Board of Directors or by a writing executed by the chief executive officer of the Corporation.

      Section 2. The moneys of the Corporation shall be deposited in  the  name of the Corporation in such bank or banks  or  trust company  or trust companies as the Board of Directors shall  from time  to  time designate, and shall be drawn out only  by  signed checks  or  by  telephonic or other electronic advice  given  and subsequently  confirmed by means which the bank or trust  company may require, by persons designated in a resolution or resolutions of  the Board of Directors or by such other persons designated by a  writing  executed by persons authorized to so designate  in  a resolution or resolutions of the Board of Directors.

     Section 3. Notices to Directors and stockholders shall be in writing  and  delivered personally or mailed to the Directors  or stockholders  at their addresses appearing on the  books  of  the

Corporation.  Notice by mail shall be deemed to be given  at  the time  when the same shall be mailed. Notice to Directors may also be  given by telegraph, and any such notice shall be deemed to be given  when  delivered  to an office of the transmitting  company with all charges prepaid.

      Section 4.  Alterations, amendments or repeals of these By-

Laws,  or  any  of  them,  may  be made  by  a  majority  of  the stockholders  entitled  to vote at any meeting  thereof,  if  the notice  of  such  meeting contains a statement  of  the  proposed alteration, amendment or repeal, or by the Board of Directors  by a  majority  vote of the whole Board of Directors at any  meeting thereof, provided notice of such alteration, amendment or  repeal has  been  given to each Director in writing. No  notice  of  any alteration,  amendment  or repeal need be  given  if  adopted  by action taken at a meeting duly held on waiver of notice.

                     CONSENT OF STOCKHOLDER
                               OF
              ENTERGY POWER DEVELOPMENT CORPORATION





     Entergy Corporation, the holder of all of the issued and

outstanding Common Stock of Entergy Power Development., a

Delaware Corporation, does on the 26th day of October, 1995,

acting pursuant to the provisions of Section 228 of the Delaware

General Corporation Law, hereby consent to the following in lieu of the annual meeting of stockholder of Entergy Power Development

Corporation.



     1.   The following named persons are hereby elected

Directors of the Corporation to serve from the date hereof until the next annual meeting of stockholder of the Corporation or until their successors are elected or named and qualified:

                    Gerald D. McInvale
                    Terry L. Ogletree
                    Michael G. Thompson

     2.   That Article VI, Section 4 of the By-Laws of this

Corporation be, and they hereby are, amended in the following respect only:

          Section 4.  Vice Presidents.  Each Vice President shall

          have such powers and shall perform such duties incident

          to the office of a vice president of a corporation, and

          such other duties as from time to time may be conferred

          upon or assigned to him by the Board of Directors or as

          may be delegated to him by the Chairman of the Board

          (if chief executive officer) or the President.



     3.   That Article VI of the By-Laws of this Corporation be,

and they hereby are, amended to include the addition of Section

13 in the following respect only:

          Section 13.  Delegation of Powers.  Each officer may

          delegate to any other officer and to any official,

          employee or agent of the corporation, such portions of

          his powers as he shall deem appropriate, subject to

          such limitations and expirations as he shall specify,

          and may revoke such delegation at any time.

     4.   The actions of the Directors of Entergy Power

Development Corporation.  since October 12, 1994, to date are ratified, confirmed and approved.



                              ENTERGY CORPORATION



                              By
                                   Chairman of the Board and
                                   Chief Executive Officer